                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 16
                                       TO
                                    FORM T-3
                FOR APPLICATIONS FOR QUALIFICATION OF INDENTURES
                                    UNDER THE
                           TRUST INDENTURE ACT OF 1939



                            SAN JACINTO HOLDINGS INC.
                               (NAME OF APPLICANT)

                       2121 San Jacinto Street, Suite 1000
                               Dallas, Texas 75201
                    (Address of Principal Executive Offices)



                             SECURITIES ISSUED UNDER
                             THE INDENTURE QUALIFIED

     Title of Class                                                    Amount
     --------------                                                    ------
12% Senior Subordinated Notes                                        Maximum of
Due December 31, 2002                                                $66,138,406



                            Name and Address of Agent
                             for Service of Process:

                                 Elvis L. Mason
                            San Jacinto Holdings Inc.
                       2121 San Jacinto Street, Suite 1000
                               Dallas, Texas 75201

                                 with a copy to:

                          J. Kenneth Menges, Jr., P.C.
                    Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                         1700 Pacific Avenue, Suite 4100
                            Dallas, Texas 75201-4618



                  Effective Date of Form T-3: January 25, 1996



                      This Document Consists of ____ Pages

                        Exhibit Index Begins on Page ____

                                                                 August 19, 1999

POST-EFFECTIVE AMENDMENT NO. 16 TO FORM T-3

Filed herewith as Exhibit T3E-20 is the Quarterly Financial Statements for the six month period ended June 30, 1999 of San Jacinto Holdings Inc. (the "Company") and Safeguard Business Systems, Inc. which is required to be furnished to holders of the Company's 12% Senior Subordinated Notes (the "New Notes") and filed with the Securities and Exchange Commission pursuant to
Section 4.03 of the indenture between the Company and U.S. Trust Company of Texas, N.A., as Trustee which governs the New Notes of the Company.



THE DATE OF THIS POST-EFFECTIVE AMENDMENT NO. 16 TO FORM T-3 IS AUGUST 19, 1999.

Contents of Application for Qualification. This application for qualification comprises:

         (a)      One page, numbered 1.

    **   (b)      The Statement of Eligibility and Qualification of U.S. Trust
                  Company of Texas, N.A. as trustee under the New Notes
                  Indenture to be qualified.

         (b) The following exhibits in addition to those filed as part of the Statement of Eligibility and Qualification of the trustee.

    ** EXHIBIT T3A - Certificate of Incorporation, with all amendments thereto, of the Company.

    **            EXHIBIT T3B - Amended and Restated By-laws of the Company.

    ** EXHIBIT T3C-1 - Indenture dated as of ___________, 1995, between the Company and U.S. Trust Company of Texas, N.A., as Trustee.

    ** EXHIBIT T3C-2 - Indenture dated as of ____________, 1995, between the Company and U.S. Trust Company of Texas, N.A., as Trustee pursuant to the Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3C-3 - Indenture dated as of _____________, 1996, between the Company and U.S. Trust Company of Texas, N.A., as Trustee pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3C-4 - Amended Indenture dated as of January 26, 1996, between the Company and U.S. Trust Company of Texas, N.A., as Trustee.

                  EXHIBIT T3D - Not Applicable.

    **            EXHIBIT T3E-1 - Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3E-2(a) - Form of Letter of Transmittal to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000.

    ** EXHIBIT T3E-2(b) - Form of Letter of Transmittal to holders of the Company's 8% Subordinated Debentures due December 31, 2000.

    ** EXHIBIT T3E-2(c) - Form of Letter of Transmittal to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T2E-2(d) - Form of Letter of Transmittal to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3E-2(e) - Form of Letter of Transmittal to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3E-2(f) - Form of Letter of Transmittal to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3E-3(a) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000.

    ** EXHIBIT T3E-3(b) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated Debentures due December 31, 2000.

    ** EXHIBIT T3E-3(c) - Form of letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.

    ** EXHIBIT T3E-3(d) - Form of letter to be sent by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their clients.

    ** EXHIBIT T3E-3(e) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3E-3(f) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3E-3(g) - Form of letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees pursuant to the Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3E-3(h) - Form of letter to be sent by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their clients pursuant to the Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3E-3(i) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3E-3(j) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3E-(k) - Form of letter to Broker, Dealers, Commercial Banks, Trust Companies and Other Nominees pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3E-(l) - Form of letter to be sent by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their clients pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

    **            EXHIBIT T3E-4(a) - Supplement to Exchange Offer and Consent
                  Solicitation.

    ** EXHIBIT T3E-4(b) - Second Supplement to Exchange Offer and Consent Solicitation.

    ** EXHIBIT T3E-4(c) - Third Supplement to Exchange Offer and Consent Solicitation.

    **            EXHIBIT T3E-5 - Notice of Extension of Expiration Date.

    ** EXHIBIT T3E-6 - 1995 Annual Report of the Company and Safeguard Business Systems, Inc.



----------

*        Filed herewith.

**       Filed previously.

    ** EXHIBIT T3E-7 - Quarterly Financial Statements for the three month period ended March 31, 1996.

    ** EXHIBIT T3E-8 - Quarterly Financial Statements for the three and six month periods ended June 30, 1996.

    ** EXHIBIT T3E-9 - Quarterly Financial Statements for the three and nine month periods ended September 30, 1996.

    ** EXHIBIT T3E-10 - 1996 Annual Report of the Company and Safeguard Business Systems, Inc.

    ** EXHIBIT T3E-11 - Quarterly Financial Statements for the three month period ended March 31, 1997.

    ** EXHIBIT T3E-12 - Quarterly Financial Statements for the three and six month periods ended June 30, 1997.

    ** EXHIBIT T3E-13 - Quarterly Financial Statements for the three and nine month periods ended September 30, 1997.

    ** EXHIBIT T3E-14- 1997 Annual Report of the Company and Safeguard Business Systems, Inc.

    ** EXHIBIT T3E-15 - Quarterly Financial Statements for the three month period ended March 31, 1998.

    ** EXHIBIT T3E-16 - Quarterly Financial Statements for the three and six month periods ended June 30, 1998.

    ** EXHIBIT T3E-17 - Quarterly Financial Statements for the three and nine month periods ended September 30, 1998.

    ** EXHIBIT T3E-18- 1998 Annual Report of the Company and Safeguard Business Systems, Inc.

    ** EXHIBIT T3E-19 - Quarterly Financial Statements for the three month period ended March 31, 1999

    * EXHIBIT T3E-20 - Quarterly Financial Statements for the three and six month periods ended June 30, 1999.

    ** EXHIBIT T3F - A cross reference sheet showing the exact location of the provisions of the New Notes Indenture inserted therein pursuant to Section 310 through 318(A), inclusive, of the Act (included as part of Exhibit T3C).




----------

*        Filed herewith.

**       Filed previously.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the applicant, San Jacinto Holdings Inc., a corporation organized and existing under the laws of the State of Delaware, has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Dallas, Texas on the 19 day of August 1999.

(SEAL)


                                        SAN JACINTO HOLDINGS INC.



Attest:                                 By: /s/ Elvis L. Mason
                                            ------------------------------------
                                        Name:   Elvis L. Mason
                                        Title:  Chairman

  /s/  Michael D. Magill
------------------------------
Name:  Michael D. Magill
Title: President and Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                       EXHIBIT                                                           PAGE
-----------                       -------                                                           ----
 **   EXHIBIT T3A                 Certificate of Incorporation, with all amendments
                                  thereto, of the Company.................................

 **   EXHIBIT T3B                 Amended and Restated By-laws of the Company.............

 **   EXHIBIT T3C-1               Indenture dated as of ___________, 1995, between the
                                  Company and U.S. Trust Company of Texas, N.A., as
                                  Trustee.................................................

 **   EXHIBIT T3C-2               Indenture dated as of ___________, 1995, between the
                                  Company and U.S. Trust Company of Texas, N.A., as
                                  Trustee pursuant to the Supplement to Exchange Offer
                                  and Consent Solicitation................................

 **   EXHIBIT T3C-3               Indenture dated as of _________, 1996, between the
                                  Company and U.S. Trust Company of Texas, N.A., as
                                  Trustee pursuant to the Third Supplement to Exchange
                                  Offer and Consent Solicitation..........................

 **   EXHIBIT T3C-4               Amended Indenture dated as of January 26, 1996, between
                                  the Company and U.S. Trust Company of Texas, N.A., as
                                  Trustee.................................................

      EXHIBIT T3D                 Not Applicable

 **   EXHIBIT T3E-1               Exchange Offer and Consent Solicitation.................

 **   EXHIBIT T3E-2(a)            Form of Letter of Transmittal to holders of the
                                  Company's 8% Senior Subordinated Notes due December 31,
                                  2000....................................................

 **   EXHIBIT T3E-2(b)            Form of Letter of Transmittal to holders of the
                                  Company's 8% Subordinated Debentures due December 31,
                                  2000....................................................

 **   EXHIBIT T3E-2(c)            Form of Letter of Transmittal to holders of the
                                  company's 8% Senior Subordinated Notes due December 31,
                                  2000 pursuant to the Supplement to Exchange Offer and
                                  Consent Solicitation....................................

 **   EXHIBIT T3E-2(d)            Form of Letter of Transmittal to holders of the
                                  Company's 8% Subordinated Debentures due December 31,
                                  2000 pursuant to the Supplement to Exchange Offer and
                                  Consent Solicitation....................................

 **   EXHIBIT T3E-2(e)            Form of Letter of Transmittal to holders of the
                                  Company's 8% Senior Subordinated Notes due December 31,
                                  2000 pursuant to the Third




----------

*        Filed herewith.

**       Filed previously.

                                  Supplement to Exchange Offer and Consent
                                  Solicitation............................................

 **   EXHIBIT T3E-2(f)            Form of Letter of Transmittal to holders of the
                                  Company's 8% Senior Subordinated Debentures due
                                  December 31, 2000 pursuant to the Third Supplement to
                                  Exchange Offer and Consent Solicitation.................

 **   EXHIBIT T3E-3(a)            Form of Notice of Guaranteed Delivery to be provided to
                                  holders of the Company's 8% Senior Subordinated Notes
                                  due December 31, 2000...................................

 **   EXHIBIT T3E-3(b)            Form of Notice of Guaranteed Delivery to be provided to
                                  holders of the Company's 8% Subordinated Debentures due
                                  December 31, 2000.......................................

 **   EXHIBIT T3E-3(c)            Form of letter to Brokers, Dealers, Commercial Banks,
                                  Trust Companies and Other Nominees......................

 **   EXHIBIT T3E-3(d)            Form of letter to be sent by Brokers, Dealers,
                                  Commercial Banks, Trust Companies and Other Nominees to
                                  their clients...........................................

 **   EXHIBIT T3E-3(e)            Form of Notice of Guaranteed Delivery to be provided to
                                  holders of the Company's 8% Senior Subordinated Notes
                                  due December 31, 2000 pursuant to the Supplement to
                                  Exchange Offer and Consent Solicitation.................

 **   EXHIBIT T3E-3(f)            Form of Notice of Guaranteed Delivery to be provided to
                                  holders of the Company's 8% Subordinated Debentures due
                                  December 31, 2000 pursuant to the Supplement to
                                  Exchange Offer and Consent Solicitation.................

 **   EXHIBIT T3E-3(g)            Form of letter to Brokers, Dealers, Commercial Banks,
                                  Trust Companies and Other Nominees pursuant to the
                                  Supplement to Exchange Offer and Consent Solicitation...

 **   EXHIBIT T3E-3(h)            Form of letter to be sent by Brokers, Dealers,
                                  Commercial Banks, Trust Companies and Other Nominees to
                                  their clients pursuant to the Supplement to Exchange
                                  Offer and Consent Solicitation..........................

 **   EXHIBIT T3E-3(i)            Form of Notice of Guaranteed Delivery to be provided to
                                  holders of the Company's 8% Senior Subordinated Notes
                                  due December 31, 2000 pursuant to the Third Supplement
                                  to




----------

*        Filed herewith.

**       Filed previously.

                                  Exchange Offer and Consent Solicitation.................

 **   EXHIBIT T3E-3(j)            Form of Notice of Guaranteed Delivery to be provided to
                                  holders of the Company's 8% Subordinated Debentures due
                                  December 31, 2000 pursuant to the Third Supplement to
                                  Exchange Offer and Consent Solicitation.................

 **   EXHIBIT T3E-3(k)            Form of letter to Broker, Dealers, Commercial Banks,
                                  Trust Companies and Other Nominees pursuant to the
                                  Third Supplement to Exchange Offer and Consent
                                  Solicitation............................................

 **   EXHIBIT T3E-3(l)            Form of letter to be sent by Brokers, Dealers,
                                  Commercial Banks, Trust Companies and Other Nominees to
                                  their clients pursuant to the Third Supplement to
                                  Exchange Offer and Consent Solicitation.................

 **   EXHIBIT T3E-4(a)            Supplement to Exchange Offer and Consent Solicitation...

 **   EXHIBIT T3E-4(b)            Second Supplement to Exchange Offer and Consent
                                  Solicitation............................................

 **   EXHIBIT T3E-4(c)            Third Supplement to Exchange Offer and Consent
                                  Solicitation............................................

 **   EXHIBIT T3E-5               Notice of Extension of Expiration Date..................

 **   EXHIBIT T3E-6               1995 Annual Report of the Company and Safeguard
                                  Business Systems, Inc.

 **   EXHIBIT T3E-7               Quarterly Financial Statements for the three month
                                  period ended March 31, 1996.

 **   EXHIBIT T3E-8               Quarterly Financial Statements for the three and six
                                  month periods ended June 30, 1996.

 **   EXHIBIT T3E-9               Quarterly Financial Statements for the three and nine
                                  month periods ended September 30, 1996.

 **   EXHIBIT T3E-10              1996 Annual Report of the Company and Safeguard
                                  Business Systems, Inc.

 **   EXHIBIT T3E-11              Quarterly Financial Statements for the three month
                                  period ended March 31, 1997.




----------

*        Filed herewith.

**       Filed previously.

 **   EXHIBIT T3E-12              Quarterly Financial Statements for the six month
                                  period ended June 30, 1997

 **   EXHIBIT T3E-13              Quarterly Financial Statements for the three and
                                  nine month periods ended September 30, 1997.

 **   EXHIBIT T3E-14              1997 Annual Report of the Company and Safeguard
                                  Business Systems, Inc.

 **   EXHIBIT T3E-15              Quarterly Financial Statements for the three month
                                  period ended March 31, 1998.

 **   EXHIBIT T3E-16              Quarterly Financial Statements for the three month
                                  and six month periods ended June 30, 1998.

 **   EXHIBIT T3E-17              Quarterly Financial Statements for the three month
                                  and nine month periods ended September 30, 1998.

 **   EXHIBIT T3E-18              1998 Annual Report of the Company and Safeguard
                                  Business Systems, Inc.

 **   EXHIBIT T3E-19              Quarterly Financial Statements for the three month
                                  period ended March 31, 1999.

 *    EXHIBIT T3E-20              Quarterly Financial Statements for the three month
                                  and six month periods ended June 30, 1999.




----------

*        Filed herewith.

** Filed as part of or as the exhibit indicated to the Form T-3 filed with the Commission on December 1, 1995 and incorporated herein by reference.

*** Filed as part of or as the exhibit indicated to the Form T-3 filed with the Commission on December 15, 1995 and incorporated herein by reference.

**** Filed as Exhibit T3C to the Application for Qualification of Indenture on Form T-3 (No. 22-21350) filed by the Company with the Securities and Exchange Commission on November 21, 1991 and incorporated herein by reference.